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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 17, 2003


                         THERMADYNE HOLDINGS CORPORATION
               (Exact name of Registrant as specified in charter)

         DELAWARE                      0-23378                  74-2482571
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)

                               THERMADYNE MFG. LLC
               (Exact name of Registrant as specified in charter)

        DELAWARE                       333-57457                74-2878452
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)

                            THERMADYNE CAPITAL CORP.
               (Exact name of Registrant as specified in charter)

        DELAWARE                       333-57457                74-2878453
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)


                                  101 S. HANLEY
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (314) 721-5573


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ITEM 5.  OTHER EVENTS.

         On January 17, 2003, Thermadyne Holdings Corporation (the "Company"), Thermadyne Mfg. LLC, Thermadyne Capital Corp. and certain other direct and indirect subsidiaries of the Company (collectively, the "Debtors") filed with the U.S. Bankruptcy Court for the Eastern District of Missouri Eastern Division (the "Bankruptcy Court") the proposed First Amended and Restated Joint Plan of Reorganization (the "Plan") and the proposed First Amended and Restated Disclosure Statement describing the Plan (the "Disclosure Statement"). The Bankruptcy Court issued an order approving the Disclosure Statement on January 21, 2003 (the "Order").

         The Debtors have commenced a solicitation of votes for approval of the Plan. The Plan and the Disclosure Statement remain subject to confirmation by the Bankruptcy Court and a hearing for such confirmation is scheduled for March 19, 2003. The deadline to vote on the Plan is February 28, 2003. The deadline to object to confirmation of the Plan is March 7, 2003. A copy of the Disclosure Statement, together with the exhibits thereto (including the Plan as Exhibit A and the Order as Exhibit B) is attached hereto as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

         2.1 First Amended and Restated Disclosure Statement dated January 17, 2003, including the Plan of Reorganization dated January 17, 2003 and the Order Approving the Disclosure Statement as exhibits.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THERMADYNE HOLDINGS CORPORATION




Date:  February 6, 2003                 By:   /s/ James Tate
                                              ---------------------------------
                                              James Tate
                                              Senior Vice President and
                                              Chief Financial Officer


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THERMADYNE MFG. LLC




Date:  February 6, 2003                 By:   /s/ James Tate
                                              ---------------------------------
                                              James Tate
                                              Senior Vice President and
                                              Chief Financial Officer



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THERMADYNE CAPITAL CORP.




Date:  February 6, 2003                 By:   /s/ James Tate
                                              ---------------------------------
                                              James Tate
                                              Senior Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

2.1 First Amended and Restated Disclosure Statement dated January 17, 2003, including the Plan of Reorganization dated January 17, 2003 and the Order Approving the Disclosure Statement as exhibits.


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